                  Annual Report
                  FOR THE YEAR ENDED DECEMBER 31, 1995

                  MMA Praxis
                  Mutual Funds

                  INTERMEDIATE INCOME FUND
                  GROWTH FUND



                  [LOGO OF MMA PRAXIS MUTUAL FUNDS]

        Message
           From
            The
      President






Dear Shareholders:

MMA Praxis Mutual Funds delivered strong gains during the 12 months ended Dec. 31, 1995, a period of excellent performance for both the stock and bond markets. Many of the best performers in the stock market were concentrated among well-established blue-chip companies.

MMA Praxis Growth Fund's 33.3 percent total return* outperformed the 30.8 percent return of the Lipper Growth & Income Average.** MMA Praxis Intermediate Income Fund posted a total return of 17.5 percent* versus a 16.6 percent return for the Lipper Intermediate Investment Grade Debt Average.**

Creating value for our shareholders by delivering solid investment performance is one of our primary goals. Although the returns posted in 1995 were exceptionally high, I believe that we can continue to deliver satisfactory returns to long-term investors.

INVESTING TOWARD A BETTER WORLD

In addition to providing strong investment performance, we are determined to keep our other goals in sight. We aim to invest only in companies whose policies do not conflict with our shareholders' values.

Our investment process seeks companies that share our values of peace, justice and the quality of life. Some of these companies include; BankAmerica Corp. and Johnson & Johnson, which have strong community service records, and Barnett Banks, Inc. and Pitney Bowes, Inc., which promote workplace diversity.

We also eliminate securities issued by firms and other organizations that produce goods or services that conflict with our values. Examples include firms and institutions that manufacture and support military armaments or finance such expenditures, as well as companies that make alcoholic beverages or tobacco products.

Finally, we are actively pursuing ways to encourage companies to exhibit behaviors which are consistent with our beliefs. When we have concerns about a firm's practices, we want to raise these concerns in an effective way. For instance, we will work toward co-sponsoring shareholder resolutions designed to affect corporate behavior during the coming year. We are grateful to the Interfaith Center of Corporate Responsibility for its help in preparing us to address such concerns.

CONTINUED GROWTH FOR THE FUNDS

Our shareholder base and the assets of our funds both grew significantly during the recent period. The Growth Fund had 2,766 investors and approximately $31 million in net assets as of Dec. 31, 1995, and the Intermediate Income Fund had 776 investors and net assets of $23.5 million. That growth reflects increasing interest in socially responsible investing, as well as the success of a promotional campaign we launched during the fall and will continue throughout 1996.

During 1995, we continued to receive inquiries about the funds from prospective shareholders in many states. Because of this interest, we have completed the registration of the funds in all 50 states and Puerto Rico.

-------
 * Does not reflect contingent deferred sales charge. Had the maximum 4 percent CDSC charge been applicable, the return would have been 29.32 percent for the MMA Praxis Growth Fund and 13.47 percent for the MMA Praxis Intermediate Income Fund.
** The Lipper Growth & Income Average is a composite of all the growth and income stock funds tracked by Lipper Analytical Services, Inc. The Lipper Intermediate Investment Grade Debt Average is a composite of all the intermediate investment grade corporate bond funds tracked by Lipper Analytical Services, Inc. The averages are for illustrative purposes only and do not reflect the performance of a specific fund.

        Message
           From
            The
      President





Thank you for your support of the MMA Praxis Mutual Funds. As always, we will continue to pursue your goals as an investor. Our policies will continue to reflect our goal that your investments are consistent with your values.

If you have any questions about your investment, or would like to see a prospectus for the funds, please call 1-800-9-PRAXIS. Be sure to read the prospectus before you invest.

Sincerely,

MMA PRAXIS MUTUAL FUNDS

/s/ J.B. Miller
J.B. Miller
President

        Message
           From
            The
     Investment
        Adviser





Dear MMA Praxis Investor:

During 1995, stocks and bonds delivered strong gains, with the Standard and Poor's 500 Index returning 37.6 percent and 30-year Treasury bonds returning
35.7 percent.

Those gains were largely due to declining interest rates. The Federal Reserve Board reduced short-term interest rates in July and again in December. Long-term rates also declined as investors became convinced that continued slow economic growth would keep inflation low. The economy grew at an estimated 2.5 percent to 3 percent annual rate during the final six months of 1995, and inflation stayed below 3 percent for the fourth straight year.

Investors were also hopeful that lawmakers' attempts to shrink the budget deficit would reduce the risk of higher interest rates and inflation in the future. That perception helped drive long-term interest rates as low as 6 percent late in the year, even as Republicans and Democrats debated the terms of a budget deal.

The greatest beneficiaries of lower rates included shares of financial service companies and long-term bonds. At the same time, concerns about the potential for slower economic growth and smaller increases in corporate profits began to steer investors toward stocks of firms that can deliver relatively steady profits during an economic slowdown. The biggest winners included shares of companies that make consumer products such as food/beverage, household products, and pharmaceuticals.

Stocks of software, computer and other high-tech companies suffered a modest slump late in the period, as some investors decided to take profits on their biggest winners. In addition, retailers suffered from an overabundance of stores and declining consumer spending.

LOOKING AHEAD

Investors should be prepared for the possibility of modest or less favorable stock market performance during the coming year. Historically, big gains during one year have generally been followed by small returns or even modest losses during the following year.

During the coming months, we feel that the economy will likely continue to grow at a moderate pace, with declining short-term interest rates and no significant change in the rate of inflation. Those factors generally are favorable to stocks as well as bonds. In a slow growth economy, some companies will post disappointing earnings. In that environment, steady growth stocks can provide attractive market returns.

Our outlook for steady, low inflation should help support bond prices, and recent yields seem sufficient to provide a fair return relative to inflation. But bond investors should not expect to repeat the gains of 1995 during the coming months.

Although bullish investor attitudes have caused financial assets to become expensive, we believe there are still opportunities for astute investors to capture reasonable returns.

Thank you for your confidence and your investment in MMA Praxis Mutual Funds.

Sincerely,

/s/ Keith Yoder
Keith Yoder, Investment Manager

MMA Capital Management

MMA Praxis Mutual Funds

MMA PRAXIS INTERMEDIATE INCOME FUND
The bond market and the MMA Praxis Intermediate Income Fund continued to benefit from declining interest rates during the 12-month period ended Dec. 31, 1995. The fund delivered a 17.5 percent total return during the period compared to a 19 percent return for the Lehman Corporate Intermediate Index* and a 16.6 percent return for the Lipper Intermediate Investment Grade Debt Average.

                           INTERMEDIATE INCOME FUND
                         VALUE OF A $10,000 INVESTMENT


                             [GRAPH APPEARS HERE]

                                                       Lehman Brothers
      Date            CDSC           No CDSC        Corporate Intermediate
      ----            ----           -------        ----------------------
      1/4/94         10,000           10,000                10,000
    12/31/94          9,225            9,591                 9,734
    12/31/95         10,867           11,267                11,582


Average Annual Return*

                                               Since Inception
                Date           1 Year                 1/4/94
                ----           ------            ---------------

              12/31/94         -7.75%                 -7.75%
              12/31/95         13.47%                  4.26%

     * Past performance is not indicative of future results. CDSC reflects a 4.00 percent contingent deferred sales charge. The Lehman Corporate Intermediate Index is an unmanaged index, generally representative of the intermediate corporate bond market. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

In 1995, we believed that bond yields still offered attractive returns relative to the inflation rate--especially given the outlook for relatively slow economic growth. We maintained a duration of approximately 4.5 years for the fund, slightly higher than the duration of our benchmark index. (Duration is a measure of a fund's price sensitivity to interest rate fluctuations.) That policy contributed to the fund's gains as interest rates fell, since longer-duration issues tend to benefit more from falling rates.

We also focused on high quality corporate bonds. The additional yield available on bonds with lower credit ratings seemed insufficient to compensate for their added risk. That risk seemed likely to increase if economic growth slowed enough to raise concerns about the financial strength of lower-grade issues.

Toward the end of the period, we shifted some assets from high-quality corporate bonds to government agencies such as the Federal National Mortgage Association (FNMA). Those agency securities offered yields comparable to those on AA corporate issues, yet were of higher credit quality.

As long as the economy remains relatively weak, there is a good chance that bonds will deliver modest price gains. However, the likelihood of major declines in interest rates that would drive the price of long-term bonds significantly higher seems small. Thus, we will probably allow the fund's duration to decrease somewhat, reducing its price sensitivity to interest rate moves. That will reduce the risk of losses if rates increase, and allow us more flexibility to take advantage of bargains that might appear in the fixed-income markets.

MMA Praxis Mutual Funds

MMA PRAXIS GROWTH FUND
The Growth Fund gained 33.3 percent during the 12-month period ended Dec. 31, 1995. Those results were driven in part by the strong stock market. A number of factors, including low inflation and declining interest rates, converged to create a strong market last year.

                                  GROWTH FUND
                         VALUE OF A $10,000 INVESTMENT


                             [GRAPH APPEARS HERE]


        Date        CDSC        No CDSC       S&P 500        Domini 500
        ----        ----        -------       -------        ----------
        1/4/94     10,000       10,000        10,000           10,000
      12/31/94      9,637       10,027        10,131           10,018
      12/31/95     12,967       13,367        13,938           13,845


Average Annual Total Return*


            Date             1 Year            Since Inception (1/4/94)
            ----             ------            ------------------------
          12/31/94           -3.63%                      -3.63%
          12/31/95           29.32%                      13.93%

     * Past performance is not indicative of future results. CDSC reflects a 4.00 percent contingent deferred sales charge. The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indexes are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

The stock market gains were not spread equally among all market sectors. During the later part of 1995, it became clear that the U.S. economy was growing at a considerably slower pace than it did during the first half of 1995. The prospect of slower economic growth raised the threat of lower profits for some companies. Also, shares of some previously high-flying technology companies lost momentum as investors grew concerned that their prices were dangerously high.

In that environment, the fund's consumer staple holdings were solid gainers. These are companies that may deliver relatively steady earnings growth in different environments due to their strong market niches, solid balance sheets, and consumer-oriented products.

The fund benefited from its holdings in the financial services sector which generated the biggest gains of any sector during the period. Other holdings included firms that can benefit from fast-growing overseas markets like; Procter & Gamble, Merck, Johnson & Johnson, Intel Corp., Hewlett Packard, and Emerson Electric.

It seems unlikely that the financial markets will repeat their recent gains in the coming year. The prospect for moderate economic growth and stable interest rates suggests that stocks could deliver modest returns. We will continue to pursue opportunities to earn profits, with an emphasis on stable growth companies that can deliver both appreciation and current income over time.

                               TABLE OF CONTENTS

                       Report of Independent Accountants
                                     Page 7

                      Statements of Assets and Liabilities
                                     Page 8

                            Statements of Operations
                                     Page 9

                      Statements of Changes in Net Assets
                                    Page 10

                       Schedules of Portfolio Investments
                                    Page 11

                         Notes to Financial Statements
                                    Page 16

                              Financial Highlights
                                    Page 21

MMA Praxis Mutual Funds

REPORT OF INDEPENDENT ACCOUTANTS
To the Shareholders and Board of Trustees of the MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities of the MMA Praxis Mutual Funds (comprising, respectively, the Intermediate Income Fund and the Growth Fund), including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the MMA Praxis Mutual Funds' management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the MMA Praxis Mutual Funds as of December 31, 1995, and the results of their operations and the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.
Columbus, Ohio
February 14, 1996

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

                                                       INTERMEDIATE
                                                          INCOME       GROWTH
                                                           FUND         FUND
                                                       ------------  -----------
                       ASSETS:
Investments, at value................................. $23,111,487   $32,002,152
Interest receivable...................................     369,053        47,538
Receivable for capital shares issued..................                     6,191
Receivable from brokers for investments sold..........      19,379
Unamortized organization costs........................      20,554        19,715
Prepaid expenses......................................       9,849        17,550
                                                       -----------   -----------
  Total Assets........................................  23,530,322    32,093,146
                                                       -----------   -----------
                     LIABILITIES:
Cash overdraft........................................      27,269     1,145,958
Accrued expenses and other payables:
 Investment advisory fees.............................                     2,018
 Administration fees..................................       1,644         1,644
 12b-1 fees...........................................       1,007         1,438
 Transfer agent fees..................................       4,880         4,656
 Legal and audit fees.................................      13,471        16,734
 Printing costs.......................................       3,456         4,327
 Other................................................       8,947        10,849
                                                       -----------   -----------
  Total Liabilities...................................      60,674     1,187,624
                                                       -----------   -----------
                     NET ASSETS:
Capital...............................................  22,648,128    26,608,388
Undistributed net investment income...................         482            77
Net unrealized appreciation from investments..........   1,128,846     4,101,854
Accumulated undistributed net realized gains(losses)
 from investment transactions.........................    (307,808)      195,203
                                                       -----------   -----------
  Net Assets.......................................... $23,469,648   $30,905,522
                                                       ===========   ===========
Outstanding units of beneficial interest (shares).....   2,308,217     2,559,507
                                                       ===========   ===========
Net asset value--offering price per share *...........      $10.17        $12.07
                                                       ===========   ===========
Investments, at cost.................................. $21,982,641   $27,900,298
                                                       ===========   ===========

-------
* Redemption price per share varies based on length of time shares are held (Note 4).

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                       INTERMEDIATE
                                                          INCOME      GROWTH
                                                           FUND        FUND
                                                       ------------ ----------
                  INVESTMENT INCOME:
Interest income.......................................  $1,420,773  $  120,696
Dividend income.......................................                 536,126
                                                        ----------  ----------
  Total Income........................................   1,420,773     656,822
                                                        ----------  ----------
                      EXPENSES:
Investment advisory fees..............................     107,864     183,660
Administration fees...................................      50,000      50,000
12b-1 fees............................................     215,727     248,189
Custodian and accounting fees.........................      46,098      40,485
Legal and audit fees..................................      26,956      30,397
Organization costs....................................       6,570       6,205
Trustees' fees and expenses...........................      14,628      16,811
Transfer agent fees...................................      44,463      66,662
Registration and filing fees..........................      26,954      20,440
Printing costs........................................      20,227      22,075
Other.................................................      10,462      11,170
Expenses voluntarily reduced..........................    (241,673)   (262,382)
                                                        ----------  ----------
  Total Expenses before reimbursement from investment
   adviser............................................     328,276     433,712
  Reimbursement of expenses from investment adviser...     (91,145)
                                                        ----------  ----------
  Total Expenses......................................     237,131     433,712
                                                        ----------  ----------
Net Investment Income.................................   1,183,642     223,110
                                                        ----------  ----------
 REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment
 transactions.........................................    (292,038)  1,898,742
Net change in unrealized appreciation from
 investments..........................................   2,531,766   4,789,928
                                                        ----------  ----------
Net realized/unrealized gains from investments........   2,239,728   6,688,670
                                                        ----------  ----------
Change in net assets resulting from operations........  $3,423,370  $6,911,780
                                                        ==========  ==========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                             INTERMEDIATE INCOME FUND         GROWTH FUND
                             -------------------------  -------------------------
                                YEAR                       YEAR
                                ENDED      JANUARY 4       ENDED      JANUARY 4
                              DECEMBER      1994 TO      DECEMBER      1994 TO
                                 31,      DECEMBER 31,      31,      DECEMBER 31,
                                1995        1994 (A)       1995        1994 (A)
                             -----------  ------------  -----------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.....  $ 1,183,642  $   772,889   $   223,110  $   147,805
 Net realized gains
  (losses) from
  investment transactions..     (292,038)     (15,770)    1,898,742      634,249
 Net change in unrealized
  appreciation
  (depreciation) from
  investments..............    2,531,766   (1,402,920)    4,789,928     (688,074)
                             -----------  -----------   -----------  -----------
Change in net assets re-
 sulting from operations...    3,423,370     (645,801)    6,911,780       93,980
                             -----------  -----------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLD-
 ERS:
 From net investment
  income...................   (1,183,642)    (772,280)     (223,110)    (147,317)
 In excess of net invest-
  ment income..............         (127)                      (411)
 From net realized gains
  from investment
  transactions.............                              (1,898,742)    (353,676)
 In excess of net realized
  gains from investment
  transactions.............                                 (85,370)
                             -----------  -----------   -----------  -----------
Change in net assets from
 shareholder distributions.   (1,183,769)    (772,280)   (2,207,633)    (500,993)
                             -----------  -----------   -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued....................    5,142,236   19,385,101    10,048,490   18,605,351
 Dividends reinvested......      172,474       52,642       432,466       27,815
 Cost of shares redeemed...   (1,933,725)    (170,600)   (2,288,479)    (217,255)
                             -----------  -----------   -----------  -----------
Change in net assets from
 capital transactions......    3,380,985   19,267,143     8,192,477   18,415,911
                             -----------  -----------   -----------  -----------
Change in net assets.......    5,620,586   17,849,062    12,896,624   18,008,898
NET ASSETS:
 Beginning of period.......   17,849,062                 18,008,898
                             -----------  -----------   -----------  -----------
 End of period.............  $23,469,648  $17,849,062   $30,905,522  $18,008,898
                             ===========  ===========   ===========  ===========
SHARE TRANSACTIONS:
 Issued....................      532,400    1,965,921       869,389    1,868,367
 Reinvested................       17,645        5,634        39,815        2,854
 Redeemed..................     (195,215)     (18,168)     (199,082)     (21,836)
                             -----------  -----------   -----------  -----------
Change in shares...........      354,830    1,953,387       710,122    1,849,385
                             ===========  ===========   ===========  ===========

-------
(a) Period from commencement of operations.


                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 ASSET BACKED SECURITIES (4.8%):
  250,000  American Express Master Trust, 7.85%, 8/15/05............  $  279,825
  300,000  Chemical Master Credit Card Trust 1, 6.23%, 4/15/05......     302,748
  250,000  Circuit City Credit Card Master Trust, 8.00%, 11/15/03...     270,145
  250,000  Standard Credit Card Master Trust, 7.25%, 4/7/08.........     268,750
                                                                      ----------
 Total Asset Backed Securities                                         1,121,468
                                                                      ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (10.6%):
 Federal Home Loan Mortgage Corp.:
  238,637  6.50%, 12/1/99...........................................     241,426
  500,000  6.00%, 8/15/07...........................................     497,050
 Federal National Mortgage Assoc.:
  650,000  6.50%, 10/25/06..........................................     660,212
  600,000  6.00%, 6/25/18...........................................     581,100
 Vendee Mortgage Trust:
  500,000  6.75%, 3/15/06...........................................     511,040
                                                                      ----------
 Total Collateralized Mortgage Obligations                             2,490,828
                                                                      ----------
 COMMERCIAL PAPER (2.3%):
 Financial Services (2.3%):
  540,000  American Express, 5.50%, 1/5/96..........................     539,670
                                                                      ----------
 Total Commercial Paper                                                  539,670
                                                                      ----------
 CORPORATE BONDS (64.3%):
 Banking (3.5%):
  500,000  Banc One, 7.25%, 8/1/02..................................     534,375
  250,000  First Chicago, 9.25%, 11/15/01...........................     290,000
                                                                      ----------
                                                                         824,375
                                                                      ----------
 Broadcasting (0.5%):
  110,000  CBS, Inc., 7.75%, 6/1/99.................................     115,912
                                                                      ----------
 Conglomerate (1.2%):
  250,000  Alco Standard, 8.88%, 4/15/01............................     278,125
                                                                      ----------
 Electric Services (1.1%):
  250,000  Florida Power & Electric, 6.88%, 4/1/04..................     265,312
                                                                      ----------
 Financial Services (1.3%):
  300,000  US Life Corp., 6.75%, 1/15/98............................     306,750
                                                                      ----------
 Food Products (1.1%):
  250,000  H. J. Heinz Co., 7.50%, 10/1/96..........................     254,062
                                                                      ----------
 Governments (Foreign) (1.1%):
  250,000  Province of Ontario, 7.38%, 1/27/03......................     269,375
                                                                      ----------

 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 CORPORATE BONDS, CONTINUED:
 Insurance (3.2%):
  250,000  Allstate Corp., 6.75%, 6/15/03..........................   $  252,500
  220,000  Chubb Corp., 8.75%, 11/15/99............................      240,350
  250,000  Harleysville Group, 6.75%, 11/15/03.....................      252,812
                                                                      ----------
                                                                         745,662
                                                                      ----------
 Machinery & Equipment (1.2%):
  250,000  John Deere Capital, 8.63%, 8/1/19*......................      284,375
                                                                      ----------
 Office Equipment & Services (4.1%):
  500,000  Pitney Bowes, 9.25%, 6/15/08*...........................      627,500
  300,000  Xerox Credit Corp., 10.00%, 4/1/99......................      335,250
                                                                      ----------
                                                                         962,750
                                                                      ----------
 Oil & Gas Exploration & Production Services (5.2%):
  355,000  Atlantic Richfield Co., 10.25%, 7/2/00*.................      385,175
  250,000  Burlington Resources, 9.63%, 6/15/00....................      286,562
  250,000  El Paso Natural Gas, 9.45%, 9/1/99......................      278,125
  250,000  Louisiana Land & Exploration, 8.25%, 6/15/02............      277,188
                                                                      ----------
                                                                       1,227,050
                                                                      ----------
 Oil & Gas Transmission (2.2%):
  300,000  Pennzoil Co., 10.13%, 11/15/09..........................      393,000
  100,000  Questar Pipeline Co., 9.88%, 6/1/20*....................      113,625
                                                                      ----------
                                                                         506,625
                                                                      ----------
 Paper Products (1.1%):
  250,000  Westvaco Corp., 10.25%, 7/1/18*.........................      269,062
                                                                      ----------
 Pharmaceuticals (3.1%):
  250,000  Eli Lilly & Co., 8.38%, 12/1/06.........................      296,250
  417,000  Schering-Plough Corp., 7.75%, 5/15/96...................      420,127
                                                                      ----------
                                                                         716,377
                                                                      ----------
 Printing & Publishing (1.0%):
  200,000  R.R. Donnelley & Sons Co., 9.13%, 12/1/00...............      230,000
                                                                      ----------
 Railroads (2.3%):
  250,000  Consolidated Railroad Co., 9.75%, 6/1/00................      287,188
  250,000  Union Pacific Co., 6.00%, 9/1/03........................      247,187
                                                                      ----------
                                                                         534,375
                                                                      ----------
 Retail Stores (7.3%):
  500,000  Dayton Hudson Co., 9.75%, 7/1/02........................      593,125
  250,000  Lowe's Co., 6.38%, 12/15/05.............................      253,125

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 CORPORATE BONDS, CONTINUED:
 Retail Stores, continued
  250,000  May Department Stores, 9.88%, 12/1/02....................  $  303,438
  260,000  Supervalu, Inc., 7.80%, 11/15/02.........................     287,300
  250,000  Wal-Mart Stores, 8.63%, 4/1/01...........................     280,313
                                                                      ----------
                                                                       1,717,301
                                                                      ----------
 Savings & Loans (1.3%):
  250,000  Golden West Financial, 10.25%,
            12/1/00.................................................     294,688
                                                                      ----------
 Steel (1.1%):
  237,500  Export Funding Trust, 7.89%, 2/15/05.....................     256,628
                                                                      ----------
 Supermarkets (1.3%):
  250,000  Secured Finance, Inc.--Kroger, 9.05%, 12/15/04...........     298,750
                                                                      ----------
 Transportation & Shipping (1.2%):
  250,000  General American Transportation, 8.63%, 12/1/04..........     287,813
                                                                      ----------
 Telecommunications (3.4%):
  250,000  GTE Southwest, 6.54%, 12/1/05............................     257,813
  250,000  Northwestern Bell Telephone, 9.50%, 5/1/00...............     284,063
  250,000  Southern New England Telephone, 7.13%, 8/1/07............     268,125
                                                                      ----------
                                                                         810,001
                                                                      ----------
 Utilities--Gas (2.3%):
  250,000  Equitable Resources, 7.50%, 7/1/99.......................     262,500
  250,000  Southern Natural Gas, 8.88%, 2/15/01.....................     280,937
                                                                      ----------
                                                                         543,437
                                                                      ----------
 Utilities--Gas & Electric (3.4%):
  250,000  Baltimore Gas & Electric Co., 8.38%, 8/15/01.............     278,437
  250,000  Pacific Gas & Electric Co., 9.06%, 12/15/97..............     265,625
  246,000  Public Service Electric Co., 6.00%, 7/1/98...............     248,153
                                                                      ----------
                                                                         792,215
                                                                      ----------

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 CORPORATE BONDS, CONTINUED:
 Utilities--Electric (7.4%):
  250,000  Alabama Power Co., 7.00%, 1/1/03*.......................  $   257,188
  300,000  Allegheny Generating Co., 5.63%, 9/1/03.................      293,250
  300,000  Indianapolis Power, 8.00%, 10/15/06.....................      343,500
  300,000  Iowa Electric Light & Power Co., 8.63%, 5/15/01.........      336,375
  250,000  Pennsylvania Power & Light Co., 7.75%, 5/1/02...........      269,063
  250,000  Potomac Electric Power, 5.00%, 9/1/02...................      237,500
                                                                     -----------
                                                                       1,736,876
                                                                     -----------
 Utilities--Telephone (2.4%):
  500,000  Mountain States Telephone, 9.50%, 5/1/00................      568,125
                                                                     -----------
 Total Corporate Bonds                                                15,096,021
                                                                     -----------
 MEDIUM TERM NOTES (4.4%):
 Beverages (1.0%):
  250,000  PepsiCo., 5.70%, 11/1/08................................      237,500
                                                                     -----------
 Finance (1.2%):
  250,000  Capital Holding Corp., 9.27%, 5/7/01....................      278,605
                                                                     -----------
 Insurance (1.1%):
  255,000  W. R. Berkeley, 6.71%, 3/4/03...........................      265,519
                                                                     -----------
 Pharmaceutical (1.1%):
  250,000  Smithkline Beecham Corp., 7.50%, 5/1/02*................      259,375
                                                                     -----------
 Total Medium Term Notes                                               1,040,999
                                                                     -----------
 MORTGAGE BACKED SECURITIES (3.4%):
 Federal Home Loan Mortgage Corp.:
  549,768  7.00%, 7/1/15...........................................      554,897
 Federal National Mortgage Assoc.:
  249,504  7.03%, 9/1/05...........................................      251,841
                                                                     -----------
 Total Mortgage Backed Securities                                        806,738
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES (8.6%):
 Federal Home Loan Bank:
  250,000  8.20%, 1/16/98..........................................  $   263,430
 Federal Home Loan Mortgage Corp.:
  250,000  6.21%, 5/13/96..........................................      250,735
  250,000  6.25%, 3/15/99..........................................      255,337
  250,000  7.13%, 7/21/99..........................................      262,525

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED
 Federal National Mortgage Association:
  249,643  6.72%, 10/1/05..........................................  $   248,942
 Small Business Administration:
  500,000  SBIC 95-C, 7.35%, 8/1/05................................      531,250
  203,055  6.75%, 9/25/18..........................................      203,544
                                                                     -----------
 Total U.S. Government Agencies                                        2,015,763
                                                                     -----------
 Total (Cost-$21,982,641)(a)                                         $23,111,487
                                                                     ===========

-------
Percentages indicated are based on net assets of $23,469,648.
* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods of less than one year.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation.......... $1,172,323
   Unrealized
   depreciation..........    (43,477)
                          ----------
   Net unrealized
   appreciation.......... $1,128,846
                          ==========

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMERCIAL PAPER (3.0%):
 Personal Credit Institutions (3.0%):
  917,000  American Express, 5.50%, 1/5/96........................   $   916,440
                                                                     -----------
  Total Commercial Paper                                                 916,440
                                                                     -----------
 COMMON STOCKS (99.7%):
 Automotive Parts (0.6%):
   12,000  SPX Corp...............................................       190,500
                                                                     -----------
 Banks (7.5%):
   10,000  Amsouth Bankcorp.......................................       403,750
   12,000  BankAmerica Corp.......................................       777,000
   18,100  First Chicago Corp.....................................       714,950
   12,000  Keycorp................................................       435,000
                                                                     -----------
                                                                       2,330,700
                                                                     -----------
 Building Materials (1.5%):
   15,000  Masco Corp.............................................       470,625
                                                                     -----------
 Chemicals--General (5.6%):
   16,200  Air Products & Chemicals, Inc..........................       854,550
   18,000  Sigma-Aldrich..........................................       891,000
                                                                     -----------
                                                                       1,745,550
                                                                     -----------
 Computers & Peripherals (7.6%):
    5,000  Cisco Systems (b)......................................       373,125
   12,000  Hewlett-Packard Co.....................................     1,005,000
   12,000  Oak Technology, Inc. (b)...............................       507,000
   20,000  Read-Rite Corp. (b)....................................       465,000
                                                                     -----------
                                                                       2,350,125
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (1.7%):
   21,000  Rubbermaid, Inc........................................       535,500
                                                                     -----------
 Electrical Equipment (7.3%):
   15,000  DSC Communications Corp. (b)...........................       553,125
    7,000  Emerson Electric Co....................................       572,250
    9,200  W.W. Grainger, Inc.....................................       609,500
    7,000  Thomas & Betts Corp....................................       516,250
                                                                     -----------
                                                                       2,251,125
                                                                     -----------
 Electronic & Electrical--General (2.4%):
   19,000  AMP, Inc...............................................       729,125
                                                                     -----------
 Financial Services (5.0%):
    9,000  Federal Home Loan Mortgage Corp........................       751,500
    6,500  Federal National Mortgage Assoc........................       806,813
                                                                     -----------
                                                                       1,558,313
                                                                     -----------
 Food Distributors & Wholesalers (2.2%):
   21,000  Sysco Corp.............................................       682,500
                                                                     -----------
 Food Processing & Packaging (2.8%):
    9,900  Hershey Foods Corp.....................................       643,500
   11,100  Smucker (J.M.), Class B................................       213,675
                                                                     -----------
                                                                         857,175
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Hospital & Nursing Equipment & Supplies (2.9%):
  10,500   Johnson & Johnson, Inc.................................   $   899,062
                                                                     -----------
 Insurance--Property, Casualty, Health (2.6%):
   8,000   Allstate...............................................       329,000
   5,000   Chubb Corp.............................................       483,750
                                                                     -----------
                                                                         812,750
                                                                     -----------
 Manufacturing--Capital Goods (1.7%):
   8,900   Illinois Tool Works, Inc...............................       525,100
                                                                     -----------
 Medical Supplies (4.6%):
  24,800   Biomet, Inc. (b).......................................       443,300
  22,500   St. Jude Medical, Inc. (b).............................       967,500
                                                                     -----------
                                                                       1,410,800
                                                                     -----------
 Newspapers (3.0%):
  15,000   Gannett Co., Inc.......................................       920,625
                                                                     -----------
 Office Equipment & Supplies (2.7%):
  18,000   Pitney Bowes, Inc......................................       846,000
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (9.9%):
  14,000   Amoco Corp.............................................     1,006,250
  10,000   Anadarko Petroleum.....................................       541,250
   8,500   Atlantic Richfield Co..................................       941,375
  14,200   Burlington Resource, Inc...............................       557,350
                                                                     -----------
                                                                       3,046,225
                                                                     -----------
 Pharmaceuticals (3.1%):
  14,500   Merck & Co., Inc.......................................       953,375
                                                                     -----------
 Precision Instruments & Related (0.9%):
   5,000   Dionex Corp. (b).......................................       283,750
                                                                     -----------
 Printing & Publishing (1.7%):
  13,200   R.R. Donnelley & Sons Co...............................       519,750
                                                                     -----------
 Restaurants (4.1%):
  22,000   Bob Evans Farms, Inc...................................       418,000
  25,000   Darden Restaurants, Inc................................       296,875
  12,000   McDonald's Corp........................................       541,500
                                                                     -----------
                                                                       1,256,375
                                                                     -----------
 Retail (4.6%):
  14,800   Best Buy (b)...........................................       240,500
   5,500   Dayton Hudson Corp.....................................       412,500
  10,000   Lowes Companies, Inc...................................       335,000
  10,000   May Department Stores..................................       422,500
                                                                     -----------
                                                                       1,410,500
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Semiconductors (2.2%):
  12,000   Intel Corp.............................................   $   681,000
                                                                     -----------
 Soaps & Cleaning Agents (2.5%):
   9,300   Procter & Gamble Co....................................       771,900
                                                                     -----------
 Software & Computer Services (1.9%):
   6,000   Adobe Systems, Inc.....................................       372,000
  15,000   Novell, Inc. (b).......................................       213,750
                                                                     -----------
                                                                         585,750
                                                                     -----------
 Textile Manufacturing (1.6%):
   9,500   V.F. Corp..............................................       501,125
                                                                     -----------
 Trucks--Manufacturing (1.1%):
  15,000   Wabash National Corp...................................       333,750
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Utilities--Natural Gas (4.4%):
  14,200   Consolidated Natural Gas...............................   $   644,325
  25,500   El Paso Natural Gas....................................       723,562
                                                                     -----------
                                                                       1,367,887
                                                                     -----------
  Total Common Stocks                                                 30,826,962
                                                                     -----------
 PREFERRED STOCKS (0.8%):
 Financial Services (0.8%):
  10,000   American General Capital, 8.13%,  9/30/25..............       258,750
                                                                     -----------
  Total Preferred Stocks                                                 258,750
                                                                     -----------
  Total (Cost--$27,900,298) (a)                                      $32,002,152
                                                                     ===========

-------
Percentages indicated are based on net assets of $30,905,522.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation.......... $4,722,309
   Unrealized
   depreciation..........   (620,455)
                          ----------
   Net unrealized
   appreciation.......... $4,101,854
                          ==========

(b) Represents non-income producing securities.


                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

1. ORGANIZATION:

 MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a declaration of Trust dated September 30, 1993 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently comprises the Intermediate Income Fund and the Growth Fund (individually a "Fund", and collectively the "Funds"). Between the date of organization and the date of commencement of operations (January 4, 1994), the Company had no operations other than those relating to organizational matters, including the issuance on December 28, 1993 of 5,000 shares of the Intermediate Income Fund and 5,000 shares of the Growth Fund at $10.00 per share to Mennonite Mutual Aid Association.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  SECURITIES VALUATION:

  Investments in common and preferred stocks, corporate bonds, commercial paper, municipal bonds, U.S. Government securities and securities of U.S. Government agencies of the Funds are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Company's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.


                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1995

  OPTIONS TRANSACTIONS:

  When a Fund writes a covered call or put option, an amount equal to the premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

  When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The options techniques utilized are to hedge against fluctuations in the value of securities which the Funds hold or intend to purchase. As of December 31, 1995, the Funds had no options outstanding.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and declared and paid quarterly for the Growth Fund, and distributable net realized capital gains, if any, are declared and distributed annually.

  During the year ended December 31, 1994, the Funds adopted Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

  FEDERAL INCOME TAXES:

  It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1995

  ORGANIZATION COSTS:

  Costs incurred by the Company in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  OTHER:

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 were as follows:

                                                          PURCHASES     SALES
                                                          ---------     -----
  Intermediate Income Fund..............................  $9,877,458  $6,381,858
  Growth Fund........................................... $18,998,768 $11,129,254

4. RELATED PARTY TRANSACTIONS:

 Menno Insurance Service, Inc. doing business as MMA Capital Management, Inc. (the "Adviser") ( a subsidiary of The Mennonite Foundation, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average net assets of each of the Intermediate Income Fund and the Growth Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc.("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS serves the Company as manager and administrator. Under the terms of the management and administration agreement, BISYS receives fees that are computed daily as a percentage of the average daily net assets of each Fund with specified minimum amounts per Fund.

 BISYS also serves as Fund distributor. BISYS receives fees for providing distribution services under the Distribution Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Fund pays BISYS a fee not to exceed, on an annual basis, 1.00% of the average daily net assets of each Fund for payments BISYS makes to banks, broker/dealers and other institutions, including affiliates of the Adviser, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1995

 BISYS Ohio serves each Fund as transfer agent and fund accountant. For transfer agency services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with specified minimum amounts per Fund and surcharges for transfer agency services. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

 Certain officers of the Company are affiliated with BISYS and/or MMA Capital Management, Inc. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Certain redemptions of shares made within 5 years of purchase are subject to a contingent deferred sales charge ("CDSC"). The applicable CDSC is equal to a percentage of the lesser of the Net Asset Value per share ("NAV") at the date of the original purchase or at the date of redemption. For the year ended December 31, 1995, neither the Adviser nor BISYS received any commissions earned on sales of shares of the Funds. The CDSC will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends or capital gains.

       YEAR OF REDEMPTION   CDSC
       ------------------   -----
       First                4.00%
       Second               4.00%
       Third                3.00%
       Fourth               2.00%
       Fifth                1.00%
       Sixth and beyond     0.00%

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions is as follows for the year ended December 31, 1995:

                                                   INTERMEDIATE INCOME  GROWTH
                                                          FUND           FUND
                                                   ------------------- --------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).............          0.50%          0.74%
  Voluntary fee reductions........................       $36,724        $26,585
  ADMINISTRATION FEES:
  Annual fee (percentage of average net assets)...          0.15%          0.15%
  Minimum annual fee..............................       $50,000        $50,000
  12B-1 FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).............          1.00%          1.00%
  Voluntary fee reductions........................      $204,949       $235,797
  EXPENSES REIMBURSED BY INVESTMENT ADVISER.......       $91,145
  FUND ACCOUNTING AND TRANSFER AGENT FEES.........       $82,206        $98,552

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1995

5. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Growth Fund designates the following eligible distributions for the dividends received deduction for corporations:

  Dividend income...................................................... $536,126
  Dividend income per share............................................   $0.082

6. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 As of December 31, 1995, for Federal income tax purposes, the Intermediate Income Fund has capital loss carryforwards available to offset future capital gains, if any, of approximately $16,000 and $292,000 which expire in 2002 and 2003, respectively.

 The Growth Fund declared and distributed $0.2981 per share and $0.4941 per share from long-term capital gains and short-term capital gains, respectively, to shareholders for the taxable year ended December 31, 1995.

MMA PRAXIS MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                          INTERMEDIATE INCOME FUND            GROWTH FUND
                          -------------------------    -------------------------
                                        JANUARY 4                    JANUARY 4
                           YEAR ENDED    1994 TO        YEAR ENDED    1994 TO
                          DECEMBER 31, DECEMBER 31,    DECEMBER 31, DECEMBER 31,
                              1995       1994 (A)          1995       1994 (A)
                          ------------ ------------    ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  9.14      $ 10.00         $  9.74      $ 10.00
                            -------      -------         -------      -------
Investment Activities
 Net investment income..       0.53         0.45            0.10         0.09
 Net realized and
   unrealized gains
   (losses) from
   investments..........       1.03        (0.86)           3.12        (0.07)
                            -------      -------         -------      -------
   Total from Investment
    Activities..........       1.56        (0.41)           3.22         0.02
                            -------      -------         -------      -------
Distributions
 Net investment income..      (0.53)       (0.45)          (0.10)       (0.09)
 Net realized gains.....                                   (0.79)       (0.19)
                            -------      -------         -------      -------
  Total Distributions...      (0.53)       (0.45)          (0.89)       (0.28)
                            -------      -------         -------      -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 10.17      $  9.14         $ 12.07      $  9.74
                            =======      =======         =======      =======
Total Return (excludes
redemption charge)......      17.47%       (4.09)%(c)      33.32%        0.27%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
 period (000)...........    $23,470      $17,849         $30,906      $18,009
 Ratio of expenses to
 average net assets.....       1.10%        1.10%(b)        1.75%        1.75%(b)
 Ratio of net investment
   income to average
   net assets...........       5.49%        4.96%(b)        0.90%        1.02%(b)
 Ratio of expenses to
 average net assets*....       2.64%        2.83%(b)        2.81%        3.25%(b)
 Ratio of net investment
   income (loss) to
   average net assets*..       3.95%        3.23%(b)       (0.16)%      (0.48)%(b)
 Portfolio Turnover.....      31.57%        4.95%          48.91%       35.22%

---------
* During the period, certain investment advisory and 12b-1 fees were voluntarily reduced and certain expenses were reimbursed by the investment adviser. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

(a)Period from commencement of operations.

(b)Annualized.

(c)Not annualized.


                       See notes to financial statements.

                                          Annual Report

INVESTMENT ADVISER                        FOR THE YEAR ENDED DECEMBER 31, 1995
MMA Capital Management
Post Office Box 483
Goshen, Indiana 46527

ADMINISTRATOR AND DISTRIBUTOR             MMA
BISYS Fund Services                       Praxis
3435 Stelzer Road                         Mutual
Columbus, Ohio 43219                      Funds


LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, NW
Washington, DC 20005


AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

                                          INTERMEDIATE INCOME FUND
                                          GROWTH FUND
                                          [LOGO OF MMA PRAXIS MUTUAL FUNDS]
TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219


                                          This report is for the
                                          information of shareholders
                                          of MMA Praxis Mutual Funds,
                                          but it may also be used as
                                          sales literature when
                                          preceded or accompanied by
                                          the current prospectus,
                                          which gives details about
                                          charges, expenses,
                                          investment objectives, and
                                          operating policies of the
                                          Funds. Read the prospectus
                                          carefully before investing
                                          or sending money.




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